UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2014

Commission File Number: 001-36261

CHC Group Ltd.
(Exact name of Registrant as specified in its charter)

Cayman Islands	98-0587405
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
190 Elgin Avenue
George Town
Gran Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Shareholders Agreement

On October 30, 2014, in connection with and as a condition to the sale of 116,000 preferred shares by the CHC Group Ltd. (or the Company) to CD&R CHC Holdings, L.P. (or the Shareholder), the Company, the Shareholder, Clayton, Dubilier & Rice Fund IX, L.P. (or the Purchaser) and Clayton, Dubilier & Rice, LLC (or the Investor Manager) entered into a Shareholders’ Agreement. The material terms of such Shareholders’ Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (or the SEC) on August 27, 2014 (or the Prior 8-K) and are incorporated herein by reference. A copy of the Shareholders’ Agreement is attached to this report as Exhibit 10.1 and is also incorporated herein by reference.

Registration Rights Agreement

On October 30, 2014, in connection with and as a condition to the sale of 116,000 preferred shares by the Company to the Shareholder, the Company and the Shareholder entered into a Registration Rights Agreement. The material terms of such Registration Rights Agreement are described in the Prior 8-K. A copy of the Registration Rights Agreement is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.
The disclosures under “Item 1.01 Entry into a Material Definitive Agreement” and “Item 3.02 Unregistered Sale of Equity Securities” of the Prior 8-K are incorporated herein by reference. The Company completed the sale and issuance of 116,000 preferred shares to the Shareholder on October 30, 2014. The preferred shares offered to the Purchaser will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective October 30, 2014, William E. Macaulay resigned from the Company’s board of directors. Mr. Macaulay served as the Chairman of the Company’s board of directors and was also the Chair of the Nominating and Corporate Governance Committee.
Also, effective October 30, 2014, Nathan K. Sleeper and John Krenicki, Jr. were appointed to the Company’s board of directors as Class III directors, to serve until the Company’s 2016 annual general meeting of shareholders, or until their earlier death, resignation, retirement, disqualification or removal in accordance with the Articles of Association of the Company. Each of Messrs. Sleeper and Krenicki will initially serve on the Company’s newly created Chairman Search Committee. In addition, Mr. Krenicki has been appointed as Chairman of the Company’s board of directors, to serve in such capacity until his successor is elected or until his earlier death, resignation, retirement, disqualification or removal in accordance with the Articles of Association of the Company.
Messrs. Sleeper and Krenicki were elected to the board of directors pursuant to the terms of that certain Investment Agreement by and among the Company, the Purchaser and the Investor Manager, dated as of August 21, 2014 (or the Investment Agreement), in connection with the First Closing (as defined in the Investment Agreement), and the terms of the voting agreements described in the Prior 8-K. The material terms of the Investment Agreement and such voting agreements are described in the disclosures under “Item 1.01 Entry into a Material Definitive Agreement” in the Prior 8-K. Such description of material terms and the agreements attached as exhibits to the Prior 8-K are incorporated herein by reference.
Mr. Krenicki joined CD&R in 2013 after a 29-year career at General Electric. He currently serves as Chairman of Wilsonart International, Chairman of The ServiceMaster Company and Lead Director of Brand Energy & Infrastructure Services, Inc. He is a former Vice Chairman of GE and former President and Chief Executive Officer of GE Energy. His responsibilities included oversight of GE's Oil & Gas, Power and Water, and Energy Management businesses. He held a number of leadership roles with GE prior to joining GE Energy, including President & CEO of GE Plastics and President & CEO of GE Transportation Systems and served as a director of GE Capital. He holds a B.S. in Mechanical Engineering from the University of Connecticut and an M.S. in Management from Purdue University.
Nathan K. Sleeper is a partner of CD&R and has significant financial and investment experience from his involvement in its investment in numerous portfolio companies and has played active roles in overseeing those businesses. Prior to joining

CD&R in 2000, he worked in the investment banking division of Goldman, Sachs & Co. and at investment firm Tiger Management Corp. Mr. Sleeper also serves as a director of Brand Energy and Infrastructure Holdings, Inc., Wilsonart International Holdings, LLC, Roofing Supply Group, LLC, Hussmann Parent Inc., Atkore International Group, Inc., NCI Building Systems, Inc. and US Foods, Inc. Mr. Sleeper holds a B.A. from Williams College and an M.B.A. from Harvard Business School.
In connection with joining the board of directors, Messrs. Sleeper and Krenicki executed the Company’s standard form of indemnification agreement. The disclosures under Items 1.01 and 3.02 above and under “Item 1.01 Entry into a Material Definitive Agreement” of the Prior 8-K are incorporated herein by reference. There have been no other related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between either of Messrs. Sleeper and Krenicki and the Company.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Shareholders Agreement dated as of October 30, 2014 among CHC Group Ltd., CD&R CHC Holdings, L.P. and the other parties thereto.
10.2	Registration Rights Agreement by and between CHC Group Ltd. and CD&R CHC Holdings, L.P. dated as of October 30, 2014
10.3 (1)	Investment Agreement, dated as of August 21, 2014, by and between CHC Group Ltd., Clayton, Dubilier & Rice Fund IX, L.P. and Clayton, Dubilier and Rice, LLC
10.4 (2)	Form of Indemnification Agreement
99.1	Press Release dated October 30, 2014

(1)     Previously filed as Exhibit 10.1 to the Current Report on Form 8-K (No. 001-36261) and incorporated herein by reference.
(2)     Previously filed as Exhibit 10.22 to the Registration Statement on Form S-1 (No. 333-198876) and incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC GROUP LTD.

By:	/s/ Russ Hill
Name: Russ Hill
Authorized Signatory
Date: October 30, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Shareholders Agreement dated as of October 30, 2014 among CHC Group Ltd., CD&R CHC Holdings, L.P. and the other parties thereto.
10.2	Registration Rights Agreement by and between CHC Group Ltd. and CD&R CHC Holdings, L.P. dated as of October 30, 2014
10.3 (1)	Investment Agreement, dated as of August 21, 2014, by and between CHC Group Ltd., Clayton, Dubilier & Rice Fund IX, L.P. and Clayton, Dubilier and Rice, LLC
10.4 (2)	Form of Indemnification Agreement
99.1	Press Release dated October 30, 2014

(1)     Previously filed as Exhibit 10.1 to the Current Report on Form 8-K (No. 001-36261) and incorporated herein by reference.
(2)     Previously filed as Exhibit 10.22 to the Registration Statement on Form S-1 (No. 333-198876) and incorporated herein by reference.